Summary of Significant Accounting Policies (Details) - Schedule of Assets and Liabilities Included in the Company’s Condensed Consolidated Balance Sheets - Variable Interest Entity, Primary Beneficiary [Member] - Levo Mobility LLC [Member] - USD ($)
	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Assets
Cash	$ 27,225	$ 27,629	$ 28,446
Prepaid expenses and other current assets	1,874	59,794
Total Assets	29,099	87,423	28,446
Liabilities
Accounts payable	13,680	8,165
Accrued expenses and dividend payable	538,667	336,713	116,754
Derivative liability - non-controlling redeemable preferred shares	285,640	359,225	511,948
Total Liabilities	$ 837,987	$ 704,103	$ 628,702